Exhibit 99.1

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS
CASE NUMBER: 08-35653
JUDGE: KEVIN R. HUENNEKENS

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: MAY 1, 2009 TO MAY 31, 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING
MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND
THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE
DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER
(OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH
PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ MICHELLE O. MOSIER	VICE PRESIDENT AND CONTROLLER
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

MICHELLE O. MOSIER	JULY 13, 2009
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ ANN P. PIETRANTONI	DIRECTOR, FINANCIAL REPORTING
ORIGINAL SIGNATURE OF PREPARER	TITLE

ANN P. PIETRANTONI	JULY 13, 2009
PRINTED NAME OF PREPARER	DATE

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-1
CASE NUMBER: 08-35653

BALANCE SHEET
(amounts in thousands)

5/31/2009
ASSETS

CURRENT ASSETS
Cash and cash equivalents	57,068
Restricted cash	3,770
Cash held by Bank of America (1)	227,113
Short-term investments	870
Accounts receivable, net	470,361
Income tax receivable	75,657
Prepaid expenses and other current assets	12,638
Intercompany receivables and investments in subsidiaries	521,911

TOTAL CURRENT ASSETS	1,369,388

Property and equipment	39,887
Accumulated depreciation	(18,247)
Net property and equipment	21,640
Other assets	7,353

TOTAL ASSETS	1,398,381

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Merchandise payable (2)	210,871
Expenses payable (2)	30,963
Accrued expenses and other current liabilities	37,580
Accrued compensation	313
Intercompany payables	607
Accrued income taxes	429

TOTAL CURRENT LIABILITIES	280,763

Deferred income taxes	7,084
Other liabilities	10

LIABILITIES NOT SUBJECT TO COMPROMISE	287,857

LIABILITIES SUBJECT TO COMPROMISE (2)	1,413,555

TOTAL LIABILITIES	1,701,412

STOCKHOLDERS' EQUITY
Common stock	435,612
Additional paid-in capital	304,915
Retained deficit	(1,015,899)
Accumulated other comprehensive loss	(27,659)

TOTAL STOCKHOLDERS' EQUITY	(303,031)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	1,398,381

(1) As permitted under the amended DIP credit facility, Bank of America holds cash as collateral for the company's outstanding letters of credit of $15.7 million as well as cash swept from the company's bank accounts.

(2) During May 2009, allowed 503(b)9 claims were reclassified from liabilities subject to compromise to merchandise payable and expenses payable.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-2
CASE NUMBER: 08-35653

INCOME STATEMENT
(Amounts in thousands)	5/1/2009 - 5/31/2009
Net sales	-
Cost of sales, buying and warehousing	-
Gross profit	-
Selling, general and administrative expenses (net gain) (1)	3,501
Operating income	3,501
Interest income	-
Interest expense	-
Earnings before reorganization items, GAAP reversals and income taxes	3,501
Net loss from reorganization items	(2,838)
Net loss from GAAP reversals (2)	(65,885)
Income tax expense (3)	(140)
Net loss	(65,362)

(1) During May 2009, the company recognized a gain on the sale of certain intellectual property to Systemax Inc.; the gain more than offset the SG&A expenses incurred during May 2009.
(2) During May 2009, the company reversed the funded status of the pension plan that had been recorded as of 2/29/08.
(3) During May 2009, the company did not record a full tax provision.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-2
CASE NUMBER: 08-35653

INCOME STATEMENT
(Amounts in thousands)	11/10/2008 - 5/31/2009
Net sales	3,200,966
Cost of sales, buying and warehousing	2,825,511
Gross profit	375,455
Selling, general and administrative expenses	1,059,363
Asset impairment charges (1)	334,559
Operating loss	(1,018,467)
Interest income	90
Interest expense	24,695
Loss before reorganization items, GAAP reversals and income taxes	(1,043,072)
Net loss from reorganization items	(608,698)
Net gain from GAAP reversals (2)	281,979
Income tax benefit	901
Net loss	(1,368,890)

(1) The company recorded non-cash impairment charges of $334.6 million during the period between 11/10/2008 and 5/31/2009.  The charges were primarily related to long-lived assets at the company's stores.

(2) During the period between 1/1/09 and 5/31/09, the company reversed items that had been recorded solely for purposes of complying with generally accepted accounting principles.  Items reversed include accrued straight-line rent, certain liabilities subject to compromise and other reserves established under GAAP.  The net impact of these GAAP reversals was a non-cash gain of $282.0 million.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-3
CASE NUMBER: 08-35653

CASH RECEIPTS AND
DISBURSEMENTS
(amounts in thousands)
5/1/2009 - 5/31/2009
Operating Activities:
Net loss	$(65,362)

Adjustments to reconcile net loss to net cash
provided by operating activities:
Net loss from reorganization items	2,838
Net loss from GAAP reversals	65,885
Depreciation expense	11
Gain on dispositions of property & equipment	(401)
Other	(4)
Changes in operating assets and liabilities:
Restricted cash and cash held by BOA	(15,175)
Accounts receivable, net	3,755
Prepaid expenses & other current assets	13,471
Other assets	19,922
Merchandise payable	(10)
Expenses payable	(2,666)
Accrued expenses, other current liabilities and
income taxes	(10,079)
Other long-term liabilities	(999)
Net cash provided by operating activities before
reorganization items	11,186
Cash effect of reorganization items (professional fees)	(5,895)
Net cash provided by operating activities	5,291

Investing Activities:
Proceeds from sales of property & equipment	929
Net cash provided by investing activities	929

Financing Activities:
Change in overdraft balances	5,741
Net cash provided by financing activities	5,741

Increase in cash and cash equivalents	11,961
Cash and cash equivalents at beginning of period	45,107
Cash and cash equivalents at end of period	$57,068

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-3
CASE NUMBER: 08-35653

CASH RECEIPTS AND
DISBURSEMENTS
(amounts in thousands)
11/10/2008 - 5/31/2009
Operating Activities:
Net loss	$(1,368,890)

Adjustments to reconcile net loss to net cash provided by
operating activities:
Net loss from reorganization items	608,698
Net gain from GAAP reversals	(281,979)
Depreciation expense	44,297
Amortization expense	4
Asset impairment charges	334,559
Stock-based compensation benefit	(8,447)
Loss on dispositions of property & equipment	459,383
Provision for deferred income taxes	3,383
Other	(9,606)
Changes in operating assets and liabilities:	-
Restricted cash and cash held by BOA	(230,883)
Accounts receivable, net	(147,746)
Merchandise inventory	1,605,958
Prepaid expenses & other current assets	81,038
Other assets	22,792
Merchandise payable	(3,287)
Expenses payable	(50,984)
Accrued expenses, other current liabilities and
income taxes	(90,185)
Intercompany receivables	6,003
Other long-term liabilities	(231,876)
Net cash provided by operating activities before
reorganization items	742,232
Cash effect of reorganization items (professional fees)	(16,364)
Net cash provided by operating activities	725,868

Investing Activities:
Purchases of property and equipment	(748)
Dividend received from captive insurance subsidiary	4,750
Proceeds from sales of property & equipment	37,598
Net cash provided by investing activities	41,600

Financing Activities:
Proceeds from DIP borrowings	2,961,203
Principal payments on DIP borrowings	(3,691,794)
Principal payments on other short-term borrowings	(198)
Proceeds from long-term debt	401
Principal payments on long-term debt	(1,983)
Change in overdraft balances	639
Net cash used in financing activities before
reorganization items	(731,732)
Cash effect of reorganization items (debt issuance costs)	(26,682)
Net cash used in financing activities	(758,414)

Increase in cash and cash equivalents	9,054
Cash and cash equivalents at beginning of period	48,014
Cash and cash equivalents at end of period	$57,068

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.					ACCRUAL BASIS-4
CASE NUMBER: 08-35653

				SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING				AMOUNT	3/31/2009	4/30/2009	5/31/2009
1.	0-30				$41,077,086	14,901,128	330,075
2.	31-60				88,749,227	21,017,026	22,072,878
3.	61-90				133,381,873	47,214,501	30,337,551
4.	91	+			213,710,779	390,983,812	417,620,059
5.	TOTAL ACCOUNTS RECEIVABLE				$476,918,965	$474,116,467	$470,360,563
6.	AMOUNT CONSIDERED UNCOLLECTIBLE				-	-	-
7.	ACCOUNTS RECEIVABLE (NET)				$476,918,965	$474,116,467	$470,360,563

AGING OF POSTPETITION TAXES AND PAYABLES					MONTH:	5/1/2009 - 5/31/2009

			0-30	31-60	61-90	91 +
TAXES PAYABLE			DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL		$53,701				$53,701
2.	STATE		-	2,276	17,589	211,861	231,726
3.	LOCAL		10,386,980				10,386,980
4.	OTHER (SEE APPENDIX A)		589,567	158,670	1,357,613	14,274,552	16,380,402
5.	TOTAL TAXES PAYABLE		$11,030,248	$160,946	$1,375,201	$14,486,414	$27,052,809

6.	MERCHANDISE PAYABLE		$-	$-	$-	$210,871,079	$210,871,079
	EXPENSES PAYABLE		$7,121,568	$6,282	$233,051	$23,601,642	$30,962,543

STATUS OF POSTPETITION TAXES					MONTH:	5/1/2009 - 5/31/2009

				BEGINNING	AMOUNT		ENDING
				TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL				LIABILITY*	OR ACCRUED	PAID	LIABILITY
1.	WITHHOLDING**			$35,484	$(15,922)	$(888)	$18,674
2.	FICA-EMPLOYEE**			31,760	(7,732)	(272)	23,756
3.	FICA-EMPLOYER**			1,820	(7,732)	(272)	(6,184)
4.	UNEMPLOYMENT			(18,803)	36,258	-	17,455
5.	INCOME			-			-
6.	OTHER (ATTACH LIST)			-			-
7.	TOTAL FEDERAL TAXES			$50,261	$4,872	$(1,432)	$53,701
STATE AND LOCAL & OTHER
8.	WITHHOLDING			$-			$-
9.	SALES			228,828	2,898	-	231,726
10.	EXCISE			-			-
11.	UNEMPLOYMENT			-			-
12.	REAL PROPERTY			126,480	40,188	-	166,668
13.	PERSONAL PROPERTY			10,220,312	-	-	10,220,312
14.	OTHER (SEE APPENDIX A)			17,679,254	(585,384)	(713,468)	16,380,402
15.	TOTAL STATE & LOCAL & OTHER			$28,254,875	$(542,298)	$(713,468)	$26,999,108
16.	TOTAL TAXES			$28,305,136	$(537,426)	$(714,900)	$27,052,809

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.			APPENDIX A
CASE NUMBER: 08-35653

OTHER TAXES PAYABLE
	0-30 days	31-60 days	61-90 days	91+ days	Total
State & Local Income Taxes	$428,716	$-	$-	$-	428,716
Business Licenses and Gross Receipts Taxes	-	-	153,732	718,515	872,247
Other Taxes	53,543	-	-	-	53,543
Real Estate Taxes (passed through by landlord)	107,308	158,670	1,203,881	13,556,037	15,025,895

Other Taxes Payable	$589,567	$158,670	$1,357,613	$14,274,552	$16,380,402

STATUS OF POSTPETITION TAXES - OTHER TAXES

	Beginning Tax Liability	Amount Withheld and/or Accrued		Ending Tax Liability
			Amount Paid

Other Taxes
State & Local Income Taxes (1) (2)	$488,216		$(59,500)	$428,716
Franchise Taxes (1)	958,901	(720,686)	(238,215)	$-
Business Licenses and Gross Receipts Taxes	917,282		(45,035)	$872,247
Other Taxes	40,504	13,039		$53,543
Real Estate Taxes (passed through by landlord)	15,274,351	122,263	(370,718)	$15,025,895

Total Other Taxes	$17,679,254	$(585,384)	$(713,468)	$16,380,402

(1) Income/Franchise taxes related to the fiscal year ending 2/28/09 are considered "postpetition" taxes because the ending date of the period on which the returns are based is postpetition.

(2) During March, April and May 2009, the company did not record a full tax provision. Therefore, the ending tax liability does not include an additional accrual for March, April or May.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.					ACCRUAL BASIS-5
CASE NUMBER: 08-35653

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.
Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

		MONTH:	5/1/2009 - 5/31/2009
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A. BANK:		see APPENDIX B
B. ACCOUNT NUMBER:					TOTAL
C. PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS				$60,834,389
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$-	$-

CASH

12.	CURRENCY ON HAND				$3,530

13.	TOTAL CASH - END OF MONTH				$60,837,919

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.						APPENDIX B
CASE NUMBER: 08-35653
G/L Acct #	Account Name	Bank Acct #	Debtor	Description	Bank Balance	G/L Balance	As of Date	Reconciled as of 5/31/09

101003	Wachovia Circuit City Master	2055275431509	Circuit City Stores, Inc.	Funding Account	7,915,682	55,706,491	5/31/2009	Y
101003	Wachovia Circuit City Main Disbursement	2000045277427	Circuit City Stores, Inc.	Funding Account	47,790,809	-	5/31/2009	Y
101015	Wachovia Vendor Disbursement	2079920046733	Circuit City Stores, Inc.	Disbursement Account	-	(361,641)	5/31/2009	Y
101046	Wachovia American Express	2055302199620	Circuit City Stores, Inc.	Depository Account	-	-	5/31/2009	Y
101063	Wachovia Sublease Lockbox	2055303192189	Circuit City Stores, Inc.	Depository Account	-	-	5/31/2009	Y
101082	BOA CC WC Licensing	1257401034	Circuit City West Coast	Transfer Account	-	-	5/31/2009	Y
101092	BOA Data Mailer (Payroll)	7313200844	Circuit City West Coast	Payroll Account	8,660	-	5/31/2009	Y
101092	Payroll - Data Mailer Shadow	1233557748	Circuit City West Coast	Payroll Account		-	5/31/2009	Y
101100	Suntrust Concentration	88001883706	Circuit City Stores, Inc.	Funding Account	8,785	-	5/31/2009	Y
101117	Chase Store Depository	744447244	Circuit City Stores, Inc.	Depository Account	1,116	54,157	5/31/2009	Y
101150	Wachovia Warranty Sales Deposits	2055303237073	Circuit City Stores, Inc.	Depository Account	-	(266,646)	5/31/2009	Y
101200	Wachovia Reverse Affiliates Lockbox	2000023001107	Circuit City Stores, Inc.	Depository Account	-	(149)	5/31/2009	Y
101207	Bank of America Sky Venture	1257555447	Circuit City Stores, Inc.	Depository Account	100	-	5/31/2009	Y
101210	Wachovia Trading Circuit	2000022979133	Circuit City Stores, Inc.	Depository Account	557,858	558,658	5/31/2009	Y
101217	Wachovia Payroll	2079900613908	XS Stuff, LLC	Payroll Account	131,687	25,899	5/31/2009	Y
101219	Wachovia Corporate Depository	2055305959993	Circuit City Stores, Inc.	Depository Account	-	-	5/31/2009	Y
101236	BOA Store Depository	3750979967	Circuit City Stores, Inc.	Depository Account	(283)	-	5/31/2009	Y
101245	Wachovia Direct Deposit	2000013944038	Circuit City Stores, Inc.	Payroll Account	-	(972)	5/31/2009	Y
101249	Wachovia Empire Blue Cross	2079920015191	Circuit City Stores, Inc.	Depository Account	-	-	5/31/2009	Y
101254	Wachovia Music Payables	2079900056031	Circuit City Stores, Inc.	Disbursement Account	-	(0)	5/31/2009	Y
101255	Wachovia Service Payables	2079900056044	Circuit City Stores, Inc.	Disbursement Account	-	(18,292)	5/31/2009	Y
101270	Wachovia Purchasing E/P Disbursement	2079900470992	Circuit City Stores Purchasing Co., LLC	Disbursement Account	-	(22,652)	5/31/2009	Y
101281	Wachovia Purchasing Co. Concentration	2000022979175	Circuit City Stores Purchasing Co., LLC	Funding Account	3,609	3,609	5/31/2009	Y
101307	Chase CC Empire Blue Cross	475600266	Circuit City Stores, Inc.	Depository Account	780,748	318,353	5/31/2009	Y
101332	Suntrust EP Disbursement	8800606660	Circuit City Stores, Inc.	Disbursement Account	-	-	5/31/2009	Y
101345	Wells Fargo Store Depository	4121524672	Circuit City Stores, Inc.	Depository Account	-	-	5/31/2009	Y
101365	Wachovia Corporate Sales Lockbox	2000022990950	Circuit City Stores, Inc.	Depository Account	-	-	5/31/2009	Y
101385	Wachovia Sales Receivables Lockbox	2000028301048	Circuit City Stores, Inc.	Depository Account	-	-	5/31/2009	Y
101401	Banco Popular CCS PR LLC Operating	030475139	Circuit City Stores PR, LLC	Funding Account	-	980	5/31/2009	Y
101402	Banco Popular Store Depository	030475120	Circuit City Stores PR, LLC	Depository Account	-	4,727	5/31/2009	Y
101403	Banco Popular Disbursement	030475147	Circuit City Stores PR, LLC	Payroll Account	-	(2,759)	5/31/2009	Y
101453	Solutran Citizens State Bank Parago Funding Acct	737934	Circuit City Stores, Inc.	Funding Account	49,888	4,655	5/31/2009	Y
101530	Wachovia Ventoux International	2000022979528	Ventoux International	Depository Account	1,050,000	1,050,000	5/31/2009	Y
101580	Wachovia Aviation	2000035264767	Circuit City Stores, Inc.	Depository Account	10,000	10,000	5/31/2009	Y
101677	BA Liquidation Acct	4426864923	Circuit City Stores, Inc.	Escrow Account	3,769,973	3,769,973	5/31/2009	Y
130002	BOA Letter of Credit Payments	4426634580	Circuit City Stores, Inc.	Funding Account	326,757	-	5/31/2009	Y

					$ 62,405,389	$ 60,834,389

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.					ACCRUAL BASIS-6
CASE NUMBER: 08-35653

					MONTH:	5/1/2009 - 5/31/2009

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE,
TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.
2.
3.
4.
5.
6.	TOTAL PAYMENTS
	TO INSIDERS (1)

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.	FTI Consulting, Inc.			$ 1,720,056	$ 4,384,497	$ 288,803
2.	Kirkland & Ellis LLP			44,971	248,825	23,485
3.	KPMG LLP			43,163	830,421	-
4.	Kurtzman Carson Consultants LLC			228,611	3,321,429	-
5.	McGuire Woods, LLP			521,271	1,567,505	340,578
6.	Skadden, Arps, Slate, Meagher & Flom, LLP			2,462,831	5,415,768	957,554
7.	Ernst & Young LLP			77,115	802,703	443,055
8.	Tavenner & Beran, PLC			-	128,155	4,165
9.	Jefferies & Company, Inc.			-	538,330	-
10.	Pachulski, Stang, Ziehl & Jones			205,649	1,709,386	167,830
11.	Rothschild Inc.			520,575	696,901	-
12.	Protiviti			-	690,232	-
13.	DJM Realty Services, LLC			677,406	677,406	-
14.	Groom Law Group			24,159	24,159	-
	TOTAL PAYMENTS
	TO PROFESSIONALS		$ -	$ 6,525,807	$ 21,035,717	$ 2,225,469

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

			SCHEDULED	AMOUNTS
			MONTHLY	PAID	TOTAL
			PAYMENTS	DURING	UNPAID
NAME OF CREDITOR			DUE	MONTH	POSTPETITION
1.	Leases (2)		$ 190,007	$ 387,215	$ 18,715,692
2.
3.
4.
5.
6.	TOTAL		$ 190,007	$ 387,215	$ 18,715,692

(1)	Other than salary, fees and benefit payments made in the ordinary course of business and reimbursements for business expenses, no payments have been made to insiders during the reporting period.
(2)
The leases line item is made up of several landlords.  As such, only the total amount is reported in this schedule.  The unpaid balance remaining at 5/31/2009 primarily includes rent payments due for the period from 11/10/2008 - 11/30/2008; these payments are being held pursuant to a Court order.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.			ACCRUAL BASIS-7
CASE NUMBER: 08-35653

		MONTH:	5/1/2009 - 5/31/2009

QUESTIONNAIRE

			YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
	THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
	OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?			X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
	LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
	THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
	DEBTOR FROM ANY PARTY?			X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?			X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
	PAST DUE?			X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
	DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
	REPORTING PERIOD?			X
12.	ARE ANY WAGE PAYMENTS PAST DUE?			X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
1.	The company sold assets outside of the normal course of business as part of its liquidation proceedings.
3.	Intercompany transactions in the ordinary course of business have given rise to postpetition receivables.
4.	Payments on prepetition liabilities have been made pursuant to motions granted by the Bankruptcy Court.
8.	Certain real estate taxes are passed through to the debtors from the landlords. A portion of these real estate taxes is past due.
9.	Certain business license taxes that covered both prepetition and postpetition periods were due on or before 5/31/2009 but were not paid.
10.
The rent for store leases owed for the period 11/10/2008 through 11/30/2008 is past due; these payments are being held pursuant to a Court order.  In addition, due to the liquidation proceedings, the debtors are currently reconciling amounts due to post-petition creditors, which has slowed creditor payments.

INSURANCE
			YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
	NECESSARY INSURANCE COVERAGES IN EFFECT?		X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?		X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
Workers’ Compensation & Employer’s Liability	ACE American Insurance Company	4/1/09 - 4/1/10	$4,396 paid at inception & $4,089 due on 10/1/09
General Liability and Non-owned Auto Liability	First Specialty Insurance Company	4/1/09 - 4/1/10	$85,000 paid at inception
Excess Liability	RSUI Indemnity Company	4/1/09 - 4/1/10	$55,000 paid at inception
Foreign Liability Package	National Union Fire Ins. Co.	1/1/09 - 1/1/10	$6,156 paid at inception
Fiduciary	Chubb Group	12/1/08 - 12/1/09	$145,000 paid at inception
Fiduciary Excess	Arch	12/1/08 - 12/1/09	$121,800 paid at inception
Crime	Chubb Group	12/1/08 - 12/1/09	$75,000 paid at inception
Kidnap and Ransom	Chubb Group	12/1/08 - 12/1/09	$5,000 paid at inception
D&O (Traditional) - Primary	AIG	12/1/08 - 12/1/09	$185,000 paid at inception
D&O (Traditional) - Layer 1	ACE	12/1/08 - 12/1/09	$166,500 paid at inception
D&O (Traditional) - Layer 2	XL	12/1/08 - 12/1/09	$150,000 paid at inception
D&O (Traditional) - Layer 3	Valiant	12/1/08 - 12/1/09	$135,000 paid at inception
D&O (Traditional) - Layer 4	AWAC	12/1/08 - 12/1/09	$115,000 paid at inception
Runoff D&O - Primary	CNA	12/1/08 - 12/1/14	$1,177,500 paid at inception
Runoff D&O - Layer 1	Chubb Group	12/1/08 - 12/1/14	$487,500 paid at inception
Runoff D&O - Layer 2 (Year 1)	Great American	12/1/08 - 12/1/14	$240,000 paid at inception
Runoff D&O - Layer 2 (Years 2 - 6)	Axis	12/1/08 - 12/1/14	$240,000 paid at inception
Runoff D&O - Layer 3	Travelers	12/1/08 - 12/1/14	$822,000 paid at inception
Runoff D&O - Layer 4	Axis	12/1/08 - 12/1/14	$698,700 paid at inception
Runoff D&O - Layer 5	RSUI	12/1/08 - 12/1/14	$589,050 paid at inception
Runoff D&O - Layer 6	Arch	12/1/08 - 12/1/14	$540,000 paid at inception
Runoff D&O - Layer 7 (Side A DIC)	XL	12/1/08 - 12/1/14	$1,275,000 paid at inception
Runoff D&O - Layer 8	Chubb Group	12/1/08 - 12/1/14	$375,000 paid at inception
Property - Boiler & Machinery	Continental Casualty Company	8/15/08 - 8/15/09	$31,734 paid at inception
Property - StockThroughput/Ocean Cargo	National Liability & Fire	9/5/08 - 8/15/09	$91,845 paid at inception
Property - All Risk	Lexington, Axis, Lloyds of London, Liberty, GEP, Glacier Ins AG, State National, Princeton Excess, Industrial Risk, Lancashire, Landmark AmeriCNA, & Integon Specialty	8/15/08 - 8/15/09	$2,750,701.66 paid at inception